UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2015

Date of reporting period :	March 1, 2014 — February 28, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Annual report
2 | 28 | 15

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Financial statements	19
Federal tax information	47
About the Trustees	48
Officers	50

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The value of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Conditions for investors in early 2015 offer reasons for both optimism and a degree of caution. After losing ground at the start of the year, many stock markets around the world have delivered positive results, but not without some volatility. Markets in the United States, Europe, and Japan have hit record or multiyear highs. An improving U.S. economy, global economic data, and the accommodative policies of several central banks provide sources of confidence.

The European Central Bank’s asset-purchase program, begun in early March, seeks to stimulate growth and combat the eurozone’s deflation risk. Investors have responded by sending European equities to record highs. Meanwhile, the U.S. Federal Reserve has stated that it will be patient in raising interest rates, while also acknowledging the nation’s strengthening economic recovery.

In the United States, the unemployment rate has dropped, while the nation’s gross domestic product has expanded for three consecutive quarters. Europe’s gross domestic product expanded by 0.3% in the fourth quarter of 2014 from the third quarter, and a weaker euro has boosted the competitiveness of the region.

In today’s environment, investors should consider a range of investment opportunities. An example would be Putnam’s new ways of thinking, which integrate innovative investment ideas into time-tested, traditional strategies. Our experienced equity and fixed-income teams invest across many asset classes and pursue flexible strategies that seek out opportunities for growth or income while being mindful of risk. We also believe that it is important to rely on the counsel of your financial advisor, who can help your portfolio match your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

April 13, 2015

Putnam Floating Rate Income Fund

A specialized income fund that focuses primarily on bank loans

Floating-rate bank loans are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund's managers each have more than 25 years of investment experience

Featured from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Common stock offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

2 Floating Rate Income Fund

Floating Rate Income Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 2/28/15

The fund — class A shares before sales charge
Putnam Floating Rate Income Fund (PFLRX)
Fund's primary benchmark
Barclays U.S. High Yield Loan Index
Fund's secondary benchmark
S&P/LSTA Leveraged Loan Index (LLI)*
Fund's Lipper peer group average
Loan Participation Funds
3.71
5.01
3.68
3.71
4.99
3.58
5.01
5.43
5.46
4.99
4.49
5.23
5.04
4.42
1.46
2.71
2.52
1.44
LIFE OF FUND†
(since 8/4/04)
10 YEARS†
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*These returns are from 8/31/04 to 2/28/15 because only data from the month-end following the fund’s inception date (8/4/04) are available.

†The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4     Floating Rate Income Fund

Interview with your fund’s portfolio manager

Paul D. Scanlon, CFA

Paul, what was the market environment like for floating-rate bank loans during the 12 months ended February 28, 2015?

Bank loans registered a modestly positive return for the period as a whole, but their performance strengthened during the final two months of the period. With 10- and 30-year U.S. Treasury yields declining during the past 12 months, demand for bank loans also generally declined as investors gravitated to bonds with longer maturities and greater interest-rate sensitivity. As a result, loan mutual funds suffered substantial outflows through December. In January and February 2015, however, bank loans posted their strongest monthly returns in more than three years. Renewed investor demand for higher-yielding securities amid low bond yields around the globe, record U.S. stock prices, and strengthening loan demand against the backdrop of light supply bolstered the asset class. Fund outflows moderated considerably, and there was even a modest weekly inflow in February, the first since July 2014.

For the 12-month period, bank loans outperformed high-yield bonds and provided a much-needed ballast for high-yield investors during times when high-yield bonds were volatile. Additionally, bank loans have less exposure to the energy sector, so the turmoil in that industry group resulting from falling oil prices had a comparatively limited effect on loan performance.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/15. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Floating Rate Income Fund     5

Within the indexes, lower-rated split B/Caa-rated loans outperformed higher-rated loans, partly fueled by demand from collateralized loan obligations [CLOs] — structured investment vehicles in which business loans are pooled to create a diversified income stream. CLOs prefer to buy B-rated loans because their higher yields enable CLOs to more easily meet their funding costs and overall return objectives. Caa-rated loans benefited from increased investor demand for second-lien loans, which offer higher yields than first-lien loans, given their subordinated position. Meanwhile, loans issued by the largest issuers within the indexes tended to underperform due to their relatively lower yields. From an industry perspective, the best-performing groups were utilities, diversified media, broadcasting, and health care, whereas energy, metals and mining, gaming/lodging/leisure, and consumer products were the weakest performers.

Texas-based TXU Energy, an electric utility controlled by Energy Future Intermediate Holdings — a large issuer in both the bank-loan and high-yield-bond markets — declared bankruptcy in April 2014, but the event was anticipated and did not significantly disrupt either market.

For investors who may be new to the fund, can you explain how floating-rate bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Bank loans are secured by the issuer’s assets, giving

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/15. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of its prominence among rating agencies and breadth of coverage of rated securities. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. The fund itself has not been rated by an independent rating agency.

6     Floating Rate Income Fund

“Lower loan prices may offer the
possibility of modest capital
appreciation in the months ahead.”

Paul Scanlon

loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. This means that in the event of bankruptcy, bank-loan investors will typically be paid back before bondholders, if any assets remain available for distribution. Historically, when bankruptcy occurs, bank-loan investors have been repaid more of their principal than holders of high-yield bonds or other debt instruments. We call this the “recovery rate.” According to Moody’s Investors Service, from 1987 through 2012, the average recovery rate for bank loans was about 81%, while recovery rates for other types of unsecured and secured corporate debt ranged from roughly 29% to about 64%.

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. This feature can potentially make bank loans less subject to interest-rate risk than longer-term investment-grade or high-yield bonds that carry fixed coupons.

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Floating Rate Income Fund     7

Turning to performance, the fund performed about in line with the average return of its Lipper peer group but trailed its primary and secondary benchmarks. What factors hampered its relative performance?

From a sector perspective, an overweight in energy, combined with underweights in technology and diversified media, worked against the fund’s performance versus the benchmarks, as did lighter-than-benchmark exposure to lower-rated loans.

In terms of individual holdings, we selectively invested in the oil and gas industry, but the group was hurt by expectations of lower future demand due to the sharp decline in oil prices. Consequently, our biggest detractors were overweights in loans issued by four energy-related companies: Paragon Offshore, Samson Investment Company, Offshore Group Investment — a wholly owned subsidiary of Vantage Drilling — and Shelf Drilling Holdings. We bought these loans because we were generally confident in each firm’s management team, and believed they would manage their operations according to their cash-flow-generation abilities, rather than taking on excessive debt. Unfortunately, oil prices declined much more than we predicted, pressuring each firm’s capital structure.

Which areas helped the fund’s performance versus the benchmarks?

At the sector/industry level, favorable overall positioning in consumer products, along with

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Floating Rate Income Fund

overweights in retail and housing, helped the most.

Looking at individual index components, the top relative contributors included beer marketer Blue Ribbon, a subsidiary of Pabst Brewing; Travelport, a provider of registration and booking systems for the travel industry; telecommunication services provider Avaya; and Air Medical Group Holdings, which operates helicopter ambulances.

What is your outlook for the bank-loan market over the coming months?

We believe the U.S. economy remains solidly in the midcycle phase of expansion. Consequently, we think this environment continues to provide a supportive backdrop for domestic corporate fundamentals. Although fourth-quarter 2014 earnings declined due to poor results in the energy and telecommunications sectors, accelerating revenue growth contributed substantially to a modest reacceleration in full-year 2014 earnings. In our view, favorable revenue trends may continue and could drive solid mid- to high-single-digit earnings growth in 2015.

If U.S. economic growth continues to strengthen, we think it’s likely that the Federal Reserve will begin raising its target for short-term interest rates, possibly in the mid to later part of this year. Financial markets typically attempt to price in Fed policy changes prior to the central bank’s formal announcements. So we would not be surprised to see some market volatility in the coming months as investors try to gauge the Fed’s intentions. That said, if interest rates were to rise meaningfully in 2015, we think bank loans could benefit from renewed investor demand since bank-loan coupons may begin to adjust higher.

At period-end, the bank-loan default rate had decreased slightly to 4.20% from 4.28% in January, which was the highest rate since August 2010. For context, the default rate was 1.78% a year ago, and it is expected to fall in April when bankrupt utility TXU Energy is removed from the default calculation. Excluding TXU, the default rate was 1.68%. We believe the default rate is likely to remain low overall, but sustained weakness in energy prices would likely elevate defaults among energy-related issuers.

Lower bank-loan prices have dampened refinancing activity, meaning there is reduced risk that loans held by the fund will be redeemed before their maturity dates, which may help stabilize the portfolio’s coupon income. At the same time, lower loan prices may offer the possibility of modest capital appreciation in the months ahead.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund     9

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

The U.S. dollar showed continued strength in early March — climbing to a nearly 12-year high against the euro. A strengthening greenback supports consumer spending, with expected gains in the U.S. retail and travel sectors. At the same time, U.S.-based companies with global operations, such as those in pharmaceuticals and consumer electronics, may start earning less from international sales. German industrials, on the other hand, have taken advantage of a 17% decline in the euro in an effort to make prices more competitive. In 2014, sales from German manufacturers rose 11% in China and 6.5% in the United States, according to Germany’s federal statistical office Destatis. For 2015, the German machine tool industry expects another 3% boost in total production output. However, many countries in the 19-nation eurozone continue to cope with stagnation and high unemployment rates, which are up to 25% in Greece and Spain. To combat deflation, the European Central Bank implemented a €60 billion per-month bond repurchase program, which began in early March. However, these quantitative easing policies are likely to sustain currency weakness in many European economies.

10     Floating Rate Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2015, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	3.71%	3.61%	3.33%	3.33%	2.93%	2.93%	3.60%	3.53%	3.44%	3.95%
10 years	43.98	42.54	38.88	38.88	33.54	33.54	42.65	41.58	40.40	47.52
Annual average	3.71	3.61	3.34	3.34	2.93	2.93	3.62	3.54	3.45	3.96
5 years	27.72	26.44	26.34	26.34	23.03	23.03	27.37	26.41	25.99	29.47
Annual average	5.01	4.80	4.79	4.79	4.23	4.23	4.96	4.80	4.73	5.30
3 years	14.09	12.95	13.28	13.28	11.43	11.43	13.92	13.06	13.11	14.95
Annual average	4.49	4.14	4.24	4.24	3.67	3.67	4.44	4.18	4.19	4.75
1 year	1.46	0.44	1.14	0.16	0.58	–0.39	1.41	0.65	1.09	1.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Floating Rate Income Fund     11

Comparative index returns For periods ended 2/28/15

	Barclays U.S. High Yield Loan Index*	S&P/LSTA Leveraged Loan Index (LLI)†	Lipper Loan Participation Funds category average‡
Annual average (life of fund)	—	5.01%	3.68%
10 years	—	62.67	42.39
Annual average	—	4.99	3.58
5 years	30.25%	30.44	27.68
Annual average	5.43	5.46	4.99
3 years	16.54	15.90	13.89
Annual average	5.23	5.04	4.42
1 year	2.71	2.52	1.44

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

†These returns are from 8/31/04 to 2/28/15 because only data from the month-end following the fund’s inception date (8/4/04) are available.

‡Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/15, there were 206, 162, 101, 39, and 35 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investmentb ($9,900 after sales charge)

Cumulative total return from 2/28/05 to 2/28/15

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,888 and $13,354, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $14,158. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,040 and $14,752, respectively.

12     Floating Rate Income Fund

Fund price and distribution information For the 12-month period ended 2/28/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.338107		$0.320119	$0.271167	$0.333534		$0.315645	$0.360662
Capital gains	—		—	—	—		—	—
Total	$0.338107		$0.320119	$0.271167	$0.333534		$0.315645	$0.360662
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
2/28/14	$9.00	$9.09	$9.00	$9.00	$9.00	$9.07	$9.00	$9.01
2/28/15	8.79	8.88	8.78	8.78	8.79	8.86	8.78	8.80
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate [1]	4.48%	4.43%	4.27%	3.67%	4.42%	4.39%	4.21%	4.75%
Current 30-day SEC yield [2]	N/A	3.93	3.78	3.23	N/A	3.89	3.72	4.22

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	3.70%	3.61%	3.32%	3.32%	2.92%	2.92%	3.59%	3.52%	3.44%	3.94%
10 years	44.04	42.60	38.85	38.85	33.59	33.59	42.58	41.51	40.48	47.61
Annual average	3.72	3.61	3.34	3.34	2.94	2.94	3.61	3.53	3.46	3.97
5 years	25.69	24.44	24.37	24.37	20.93	20.93	25.36	24.42	24.13	27.27
Annual average	4.68	4.47	4.46	4.46	3.87	3.87	4.62	4.47	4.42	4.94
3 years	13.40	12.27	12.73	12.73	10.88	10.88	13.23	12.38	12.68	14.39
Annual average	4.28	3.93	4.07	4.07	3.50	3.50	4.23	3.97	4.06	4.58
1 year	1.51	0.50	1.31	0.33	0.64	–0.34	1.46	0.70	1.26	1.77

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Floating Rate Income Fund     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 2/28/14	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%
Annualized expense ratio for the six-month period ended 2/28/15*	0.99%	1.19%	1.74%	1.04%	1.24%	0.74%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2014, to February 28, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.91	$5.90	$8.62	$5.16	$6.15	$3.68
Ending value (after expenses)	$1,002.10	$1,000.00	$998.30	$1,001.90	$1,000.80	$1,003.40

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     Floating Rate Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2015, use the following calculation method. To find the value of your investment on September 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.96	$5.96	$8.70	$5.21	$6.21	$3.71
Ending value (after expenses)	$1,019.89	$1,018.89	$1,016.17	$1,019.64	$1,018.65	$1,021.12

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and they may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

16     Floating Rate Income Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2015, Putnam employees had approximately $499,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Floating Rate Income Fund     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund     19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 13, 2015

20     Floating Rate Income Fund

The fund’s portfolio 2/28/15

SENIOR LOANS (88.4%)* [c]	Principal amount	Value
Advertising and marketing services (0.4%)
Lions Gate Entertainment Corp. bank term loan FRN 5s, 2020	$3,000,000	$2,996,250
		2,996,250
Automotive (1.3%)
FCA US, LLC bank term loan FRN Ser. B, 3 1/4s, 2018	3,176,000	3,167,266
Navistar, Inc. bank term loan FRN Ser. B, 5 3/4s, 2017	4,440,367	4,462,569
Visteon Corp. bank term loan FRN Ser. B, 3 1/2s, 2021	2,487,500	2,478,172
		10,108,007
Basic materials (5.3%)
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B1, 4 1/2s, 2019 (Luxembourg)	2,152,095	2,148,060
AIlnex Luxembourg & CY SCA bank term loan FRN Ser. B2, 4 1/2s, 2019 (Luxembourg)	1,116,619	1,114,525
Atkore International, Inc. bank term loan FRN 4 1/2s, 2021	2,985,000	2,884,256
Axalta Coating Systems US Holdings, Inc. bank term loan FRN 3 3/4s, 2020	3,766,087	3,737,318
AZ Chem US, Inc. bank term loan FRN 7 1/2s, 2022	2,000,000	1,960,000
AZ Chem US, Inc. bank term loan FRN 4 1/2s, 2021	1,868,493	1,865,378
Ferro Corp. bank term loan FRN Ser. B, 4s, 2021	3,990,000	3,945,113
HD Supply, Inc. bank term loan FRN Ser. B, 4s, 2018	3,932,065	3,922,235
Ineos US Finance, LLC bank term loan FRN 3 3/4s, 2018	2,807,784	2,796,935
MacDermid, Inc. bank term loan FRN Ser. B2, 4 3/4s, 2020	1,500,000	1,507,875
Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	1,569,628	1,530,388
Orion Engineered Carbons GmbH bank term loan FRN Ser. B, 5s, 2021 (Germany)	2,992,500	3,001,229
Oxbow Carbon & Minerals, LLC bank term loan FRN 8s, 2020	1,000,000	800,000
Oxea Sarl bank term loan FRN 8 1/4s, 2020 (Germany)	774,000	719,820
Quikrete Cos., Inc. (The) bank term loan FRN 7s, 2021	1,768,421	1,770,632
Solenis International LP bank term loan FRN 7 3/4s, 2022	2,000,000	1,932,500
TMS International Corp. bank term loan FRN Ser. B, 4 1/2s, 2020	4,950,000	4,653,000
		40,289,264
Biotechnology (1.2%)
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	2,043,951	2,038,475
Quintiles Transnational Corp. bank term loan FRN Ser. B3, 3 3/4s, 2018	7,035,538	7,038,472
		9,076,947
Broadcasting (2.7%)
iHeartCommunications, Inc. bank term loan FRN Ser. D, 6.921s, 2019	8,862,000	8,478,719
Media General, Inc. bank term loan FRN 4 1/4s, 2020	2,982,363	2,991,063
Sinclair Television Group, Inc. bank term loan FRN Ser. B, 3s, 2020	3,949,846	3,888,951
Univision Communications, Inc. bank term loan FRN 4s, 2020	4,993,584	4,977,590
		20,336,323
Building materials (2.0%)
CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	4,309,091	4,233,682
Jeld-Wen, Inc. bank term loan FRN 5 1/4s, 2021	5,000,000	5,012,500
Nortek, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	2,487,500	2,471,953
Roofing Supply Group, LLC bank term loan FRN Ser. B, 5s, 2019	3,910,000	3,818,768
		15,536,903

Floating Rate Income Fund     21

SENIOR LOANS (88.4%)* [c] cont.	Principal amount	Value
Capital goods (6.1%)
Accudyne Industries Borrower SCA bank term loan FRN 4s, 2019 (Luxembourg)	$2,175,748	$2,090,078
ADS Waste Holdings, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	3,938,362	3,894,056
Berry Plastics Group, Inc. bank term loan FRN Ser. E, 3 3/4s, 2021	1,812,222	1,809,957
Gardner Denver, Inc. bank term loan FRN 4 1/4s, 2020	3,525,375	3,384,360
Gates Global, LLC/Gates Global Co. bank term loan FRN 4 1/4s, 2021	5,985,000	5,943,105
Generac Power Systems, Inc. bank term loan FRN Ser. B, 3 1/4s, 2020	4,600,000	4,557,832
Husky Injection Molding Systems, Ltd. bank term loan FRN 7 1/4s, 2022 (Canada)	2,000,000	1,920,000
Husky Injection Molding Systems, Ltd. bank term loan FRN 4 1/4s, 2021 (Canada)	1,992,395	1,984,093
Mirror Bidco Corp. bank term loan FRN Ser. B, 4 1/4s, 2019 (Luxembourg)	3,443,776	3,415,079
Reynolds Group Holdings, Inc. bank term loan FRN Ser. B, 4s, 2018	2,989,305	2,997,526
Sequa Corp. bank term loan FRN Ser. B, 5 1/4s, 2017	1,470,000	1,432,515
Signode Industrial Group US, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	2,064,815	2,039,005
TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	5,899,699	5,870,200
Zebra Technologies Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	5,000,000	5,047,500
		46,385,306
Commercial and consumer services (2.7%)
Garda World Security Corp. bank term loan FRN Ser. B, 4s, 2020 (Canada)	4,444,156	4,396,013
Garda World Security Corp. bank term loan FRN Ser. DD, 4s, 2020 (Canada)	1,136,877	1,124,561
Interactive Data Corp. bank term loan FRN Ser. B, 4 3/4s, 2021	3,779,753	3,790,386
Orbitz Worldwide, Inc. bank term loan FRN 4 1/2s, 2021	2,962,613	2,957,520
Sabre GLBL, Inc. bank term loan FRN Ser. B, 4s, 2019	2,031,610	2,029,070
Sabre GLBL, Inc. bank term loan FRN Ser. B2, 4 1/2s, 2019	1,955,051	1,955,539
Travelport Finance Sarl bank term loan FRN Ser. B, 6s, 2021 (Luxembourg)	4,751,213	4,777,515
		21,030,604
Communication services (8.7%)
Altice Financing SA bank term loan FRN Ser. B, 5 1/4s, 2022 (Luxembourg)	2,000,000	2,013,126
Asurion, LLC bank term loan FRN 8 1/2s, 2021	2,460,000	2,473,326
Asurion, LLC bank term loan FRN Ser. B1, 5s, 2019	5,626,109	5,629,237
Atlantic Broadband Penn, LLC bank term loan FRN Ser. B, 3 1/4s, 2019	1,758,882	1,747,341
CCO Safari, LLC bank term loan FRN Ser. G, 4 1/4s, 2021	3,922,607	3,901,770
Charter Communications Operating, LLC bank term loan FRN Ser. G, 4 1/4s, 2021	5,000,000	5,032,640
Crown Castle Operating Co. bank term loan FRN Ser. B2, 3s, 2021	2,373,849	2,363,760

22     Floating Rate Income Fund

SENIOR LOANS (88.4%)* [c] cont.	Principal amount	Value
Communication services cont.
Intelsat Jackson Holdings SA bank term loan FRN Ser. B2, 3 3/4s, 2019 (Bermuda)	$1,839,628	$1,824,911
Level 3 Financing, Inc. bank term loan FRN Ser. B, 4s, 2019	1,050,000	1,048,950
Level 3 Financing, Inc. bank term loan FRN Ser. B1, 4s, 2020	5,000,000	4,995,835
Level 3 Financing, Inc. bank term loan FRN Ser. B5, 4 1/2s, 2022	2,335,000	2,344,242
LTS Buyer, LLC bank term loan FRN 8s, 2021	158,125	156,280
LTS Buyer, LLC bank term loan FRN Ser. B, 4s, 2020	4,432,500	4,393,716
Numericable US, LLC bank term loan FRN Ser. B1, 4 1/2s, 2020 (France)	1,667,438	1,670,218
Numericable US, LLC bank term loan FRN Ser. B2, 4 1/2s, 2020 (France)	1,442,562	1,444,966
SBA Senior Finance II, LLC bank term loan FRN Ser. B, 3 1/4s, 2021	4,975,000	4,938,722
Telesat Canada bank term loan FRN Ser. B, 3 1/2s, 2019 (Canada)	3,684,375	3,676,700
Virgin Media Investment Holdings, Ltd. bank term loan FRN Ser. B, 3 1/2s, 2020 (United Kingdom)	2,500,000	2,493,750
Wide Open West Finance, LLC bank term loan FRN Ser. B, 4 3/4s, 2019	3,432,532	3,432,532
Windstream Corp. bank term loan FRN Ser. B4, 3 1/2s, 2020	2,940,000	2,925,300
Windstream Corp. bank term loan FRN Ser. B5, 3 1/2s, 2019	1,466,438	1,459,472
Zayo Group, LLC bank term loan FRN Ser. B, 4s, 2019	6,207,133	6,201,316
		66,168,110
Consumer staples (9.1%)
Amaya BV bank term loan FRN 5s, 2021 (Netherlands)	2,992,500	2,972,549
BC ULC bank term loan FRN Ser. B, 4 1/2s, 2021 (Canada)	4,965,000	4,982,929
Big Heart Pet Brands bank term loan FRN 3 1/2s, 2020	3,473,750	3,465,934
Blue Ribbon, LLC bank term loan FRN 9 1/4s, 2022	1,000,000	1,005,000
Blue Ribbon, LLC bank term loan FRN 5 3/4s, 2021	3,000,000	3,003,750
CEC Entertainment, Inc. bank term loan FRN Ser. B, 4s, 2021	4,736,210	4,666,649
Dave & Buster’s, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	3,245,283	3,237,170
DE Master Blenders 1753 NV bank term loan FRN Ser. B2, 3 1/2s, 2021 (Netherlands)	2,500,000	2,475,000
Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,000,000	902,500
Del Monte Foods, Inc. bank term loan FRN 4 1/4s, 2021	3,049,200	2,953,913
H.J. Heinz Co. bank term loan FRN Ser. B2, 3 1/2s, 2020	5,236,057	5,240,419
Hearthside Group Holdings, LLC bank term loan FRN Ser. B, 4 1/2s, 2021	3,980,000	3,965,075
Hertz Corp. (The) bank term loan FRN Ser. B, 3 1/2s, 2018	1,965,000	1,953,538
JBS USA, LLC bank term loan FRN 3 3/4s, 2020	1,481,250	1,481,250
Landry’s, Inc. bank term loan FRN Ser. B, 4s, 2018	4,433,249	4,434,358
Libbey Glass, Inc. bank term loan FRN Ser. B, 3 3/4s, 2021	4,333,225	4,306,142
Prestige Brands, Inc. bank term loan FRN Ser. B, 4 1/8s, 2019	1,001,100	998,911
Revlon Consumer Products Corp. bank term loan FRN Ser. B, 4s, 2019	2,475,000	2,471,906
Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,912,667
Rite Aid Corp. bank term loan FRN 4 7/8s, 2021	2,000,000	2,003,750
US Foods, Inc. bank term loan FRN 4 1/2s, 2019	3,940,000	3,930,970
WNA Holdings, Inc. bank term loan FRN 8 1/2s, 2020	1,335,000	1,281,600
WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	731,837	724,518

Floating Rate Income Fund     23

SENIOR LOANS (88.4%)* [c] cont.	Principal amount	Value
Consumer staples cont.
WNA Holdings, Inc. bank term loan FRN 4 1/2s, 2020	$381,746	$377,929
World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	4,697,829	4,674,340
		69,422,767
Energy (3.2%)
American Energy-Marcellus, LLC bank term loan FRN 5 1/4s, 2020	1,850,000	1,591,000
EP Energy, LLC bank term loan FRN Ser. B3, 3 1/2s, 2018	2,486,333	2,393,096
Fieldwood Energy, LLC bank term loan FRN 8 3/8s, 2020	1,660,000	1,271,975
Fieldwood Energy, LLC bank term loan FRN 3 7/8s, 2018	3,945,038	3,764,225
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5 3/4s, 2019 (Cayman Islands)	820,388	498,385
Offshore Group Investment, Ltd. bank term loan FRN Ser. B, 5s, 2017 (Cayman Islands)	2,964,000	2,103,204
Paragon Offshore Finance Co. bank term loan FRN Ser. B, 3 3/4s, 2021 (Cayman Islands)	4,987,500	3,578,531
Samson Investment Co. bank term loan FRN 5s, 2018	4,000,000	2,522,500
Seventy Seven Energy, Inc. bank term loan FRN 3 3/4s, 2021	2,985,000	2,701,425
Shelf Drilling Holdings, Ltd. bank term loan FRN 10s, 2018 ‡‡	2,423,000	1,696,100
Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	2,217,881	2,081,482
		24,201,923
Entertainment (1.3%)
AMC Entertainment, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	1,965,000	1,961,316
Delta 2 (Lux) Sarl bank term loan FRN 7 3/4s, 2022 (Luxembourg)	1,000,000	1,001,250
Delta 2 (Lux) Sarl bank term loan FRN 4 3/4s, 2021 (Luxembourg)	5,000,000	4,975,000
NEP/NCP Holdco, Inc. bank term loan FRN Ser. B, 4 1/4s, 2020	2,466,394	2,358,489
		10,296,055
Financials (4.6%)
Alliant Holdings I, Inc. bank term loan FRN Ser. B, 5s, 2019	3,801,416	3,784,785
Alliant Holdings I, Inc. bank term loan FRN Ser. B1, 5s, 2019	325,000	323,578
Altisource Solutions Sarl bank term loan FRN Ser. B, 4 1/2s, 2020 (Luxembourg)	4,912,937	3,881,220
Capital Automotive LP bank term loan FRN 6s, 2020	2,500,000	2,518,750
Delos Finance Sarl bank term loan FRN Ser. B, 3 1/2s, 2021 (Luxembourg)	2,500,000	2,500,520
Guggenheim Partners Investment Management Holdings, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	1,975,000	1,975,000
HUB International, Ltd. bank term loan FRN Ser. B, 4 1/4s, 2020	5,427,731	5,359,885
iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	408,497	417,177
Starwood Property Trust, Inc. bank term loan FRN 3 1/2s, 2020	3,678,703	3,623,523
Transfirst, Inc. bank term loan FRN 9s, 2022	1,000,000	996,667
Transfirst, Inc. bank term loan FRN 5 1/2s, 2021	2,000,000	2,002,500
USI, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	3,920,375	3,881,171
Walter Investment Management Corp. bank term loan FRN Ser. B, 4 3/4s, 2020	4,597,610	4,248,960
		35,513,736

24     Floating Rate Income Fund

SENIOR LOANS (88.4%)* [c] cont.	Principal amount	Value
Gaming and lottery (7.0%)
American Casino & Entertainment Properties, LLC bank term loan FRN 11 1/4s, 2020	$2,000,000	$2,070,000
American Casino & Entertainment Properties, LLC bank term loan FRN 4 1/2s, 2019	2,935,151	2,935,151
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	7,783,949	7,154,749
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 9 3/4s, 2017	671,625	619,574
CBAC Borrower, LLC bank term loan FRN Ser. B, 8 1/4s, 2020	2,250,000	2,205,000
CCM Merger, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	3,786,272	3,793,371
Gateway Casinos & Entertainment, Inc. bank term loan FRN Ser. B, 5.358s, 2019	3,950,000	3,128,150
Golden Nugget, Inc. bank term loan FRN Ser. B, 5 1/2s, 2019	2,030,490	2,034,297
Golden Nugget, Inc. bank term loan FRN Ser. DD, 5 1/2s, 2019	870,210	871,842
Marina District Finance Co., Inc. bank term loan FRN Ser. B, 6 1/2s, 2018	857,237	862,595
Penn National Gaming, Inc. bank term loan FRN Ser. B, 3 1/4s, 2020	3,712,500	3,671,507
Pinnacle Entertainment, Inc. bank term loan FRN Ser. B2, 3 3/4s, 2020	2,133,408	2,126,741
ROC Finance, LLC bank term loan FRN 5s, 2019	5,929,950	5,648,277
Scientific Games International, Inc. bank term loan FRN Ser. B2, 6s, 2021	6,500,000	6,485,375
Station Casinos, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	4,760,181	4,749,133
Yonkers Racing Corp. bank term loan FRN 8 3/4s, 2020	2,000,000	1,470,000
Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	3,693,986	3,472,347
		53,298,109
Health-care services (4.2%)
Acadia Healthcare Co., Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	2,500,000	2,512,500
Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018	3,849,121	3,850,325
CHS/Community Health Systems, Inc. bank term loan FRN Ser. D, 4 1/4s, 2021	5,365,589	5,377,511
Envision Healthcare Corp. bank term loan FRN Ser. B, 4s, 2018	3,979,370	3,974,396
IASIS Healthcare, LLC bank term loan FRN Ser. B, 4 1/2s, 2018	4,840,473	4,846,523
MPH Acquisition Holdings, LLC bank term loan FRN Ser. B, 3 3/4s, 2021	5,951,273	5,904,514
Surgical Care Affiliates, Inc. bank term loan FRN Ser. B-DD, 4s, 2018	2,955,000	2,929,144
United Surgical Partners International, Inc. bank term loan FRN 4 3/4s, 2019	2,456,250	2,448,574
		31,843,487
Homebuilding (0.9%)
Realogy Group, LLC bank term loan FRN 4.4s, 2016	160,618	157,807
Realogy Group, LLC bank term loan FRN Ser. B, 3 3/4s, 2020	6,880,488	6,875,327
		7,033,134
Household furniture and appliances (0.5%)
Tempur Sealy International, Inc. bank term loan FRN Ser. B, 3 1/2s, 2020	3,576,604	3,567,663
		3,567,663

Floating Rate Income Fund     25

SENIOR LOANS (88.4%)* [c] cont.	Principal amount	Value
Leisure (0.6%)
Steinway Musical Instruments, Inc. bank term loan FRN 4 3/4s, 2019	$4,947,425	$4,919,595
		4,919,595
Lodging/Tourism (2.5%)
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	4,193,925	3,774,533
CityCenter Holdings, LLC bank term loan FRN Ser. B, 4 1/4s, 2020	5,591,978	5,589,646
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, 3 1/2s, 2020	5,172,758	5,163,866
MGM Resorts International bank term loan FRN Ser. B, 3 1/2s, 2019	4,900,000	4,879,175
		19,407,220
Media (1.0%)
Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	5,724,802	4,941,729
TWCC Holding Corp. bank term loan FRN 7s, 2020	3,000,000	2,787,501
		7,729,230
Medical technology (1.6%)
ConvaTec, Inc. bank term loan FRN Ser. B, 4s, 2016	4,312,364	4,323,145
Kinetic Concepts, Inc. bank term loan FRN 4s, 2018	3,862,948	3,855,102
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, 4 3/4s, 2021	4,457,999	4,402,274
		12,580,521
Pharmaceuticals (4.1%)
Akorn, Inc. bank term loan FRN Ser. B, 4 1/2s, 2021	5,985,000	6,022,406
Grifols Worldwide Operations USA, Inc. bank term loan FRN 3.171s, 2021	6,267,625	6,252,671
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B2, 4s, 2019	5,185,518	5,157,428
Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B3, 4 1/4s, 2019	2,500,000	2,498,438
Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021 (Canada)	7,363,000	7,289,370
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. C2, 3 1/2s, 2019	1,918,785	1,913,188
Valeant Pharmaceuticals International, Inc. bank term loan FRN Ser. D2, 3 1/2s, 2019	1,918,785	1,913,188
		31,046,689
Publishing (1.1%)
SuperMedia, Inc. bank term loan FRN 11.6s, 2016	1,673,050	1,431,851
Tribune Media Co. bank term loan FRN Ser. B, 4s, 2020	6,731,430	6,725,823
		8,157,674
Retail (6.5%)
Academy, Ltd. bank term loan FRN Ser. B, 4 1/2s, 2018	6,403,675	6,389,952
Burlington Coat Factory Warehouse Corp. bank term loan FRN Ser. B, 4 1/4s, 2021	6,805,063	6,793,154
Dollar Tree Stores, Inc. bank term loan FRN Ser. B, 4 1/4s, 2022	1,340,000	1,349,332
JC Penney Corp., Inc. bank term loan FRN 6s, 2018	4,949,749	4,914,175
JC Penney Corp., Inc. bank term loan FRN 5s, 2019	3,009,875	2,949,678
Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	3,774,069	3,676,573
Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 4 1/4s, 2019	2,870,988	2,846,766
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	7,372,000	7,310,569

26     Floating Rate Income Fund

SENIOR LOANS (88.4%)* [c] cont.	Principal amount	Value
Retail cont.
Petco Animal Supplies, Inc. bank term loan FRN 4s, 2017	$2,880,000	$2,867,040
PetSmart, Inc. bank term loan FRN Ser. B, 5s, 2022	5,570,000	5,607,135
Talbots, Inc. (The) bank term loan FRN 8 1/4s, 2021	2,000,000	1,920,000
Talbots, Inc. (The) bank term loan FRN 4 3/4s, 2020	2,977,500	2,880,731
		49,505,105
Technology (6.1%)
Avago Technologies, Ltd. bank term loan FRN Ser. B, 3 3/4s, 2020	3,591,925	3,594,730
Avaya, Inc. bank term loan FRN Ser. B3, 4.668s, 2017	2,498,570	2,423,223
Avaya, Inc. bank term loan FRN Ser. B6, 6 1/2s, 2018	3,207,868	3,170,779
BMC Software, Inc. bank term loan FRN 5s, 2020	4,776,389	4,559,063
Dell International, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	6,908,769	6,934,677
First Data Corp. bank term loan FRN 4.172s, 2021	1,541,750	1,544,063
First Data Corp. bank term loan FRN Ser. B, 3.672s, 2018	6,500,000	6,486,461
Freescale Semiconductor, Inc. bank term loan FRN Ser. B4, 4 1/4s, 2020	5,210,160	5,195,274
Freescale Semiconductor, Inc. bank term loan FRN Ser. B5, 5s, 2021	1,468,844	1,476,801
Infor US, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	1,941,196	1,921,785
Infor US, Inc. bank term loan FRN Ser. B5, 3 3/4s, 2020	3,562,783	3,529,382
Riverbed Technology, Inc. bank term loan FRN Ser. B, 6s, 2022	3,030,000	3,050,831
Syniverse Holdings, Inc. bank term loan FRN 4s, 2019	2,423,804	2,375,328
		46,262,397
Textiles (0.5%)
Stuart Weitzman Acquisition Co., LLC bank term loan FRN Ser. B, 4 1/2s, 2020	3,980,000	3,975,025
		3,975,025
Transportation (0.8%)
Air Medical Group Holdings, Inc. bank term loan FRN 7 5/8s, 2018 ‡‡	1,500,000	1,496,250
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B1, 5s, 2018	3,936,207	3,936,207
Livingston International, Inc. bank term loan FRN 9s, 2020 (Canada)	903,087	839,871
		6,272,328
Utilities and power (2.4%)
Calpine Construction Finance Co. LP bank term loan FRN Ser. B, 3s, 2020	2,364,000	2,328,540
Calpine Construction Finance Co. LP bank term loan FRN Ser. B2, 3 1/4s, 2022	1,781,963	1,755,976
Calpine Corp. bank term loan FRN Ser. B3, 4s, 2019	2,932,500	2,928,834
Energy Future Intermediate Holding Co., LLC bank term loan FRN 4 1/4s, 2016	1,761,417	1,769,124
Energy Transfer Equity LP bank term loan FRN 3 1/4s, 2019	5,570,000	5,413,344
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	6,830,362	4,299,371
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	70,101	44,125
		18,539,314
Total senior loans (cost $688,907,799)		$675,499,686

Floating Rate Income Fund     27

CORPORATE BONDS AND NOTES (9.3%)*	Principal amount	Value
Basic materials (1.2%)
Cemex SAB de CV 144A company guaranty sr. FRN notes 5.003s, 2018 (Mexico)	$1,500,000	$1,561,875
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	931,000	784,368
Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s, 2017 (Sweden)	1,710,000	1,769,850
PQ Corp. 144A sr. notes 8 3/4s, 2018	1,934,000	1,992,020
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	1,765,000	1,804,713
TPC Group, Inc. 144A company guaranty sr. notes 8 3/4s, 2020	1,120,000	1,027,600
		8,940,426
Capital goods (0.2%)
Novelis, Inc. company guaranty sr. unsec. notes 8 3/8s, 2017	640,000	668,800
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	1,000,000	1,063,750
		1,732,550
Communication services (1.7%)
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	1,148,000	1,298,675
Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,950,000	1,998,750
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 4 1/4s, 2018	1,062,000	1,067,310
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/4s, 2019 (Bermuda)	1,500,000	1,552,500
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 6 3/4s, 2018 (Luxembourg)	1,000,000	982,500
Numericable Group SA 144A sr. notes 4 7/8s, 2019 (France)	2,050,000	2,047,438
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	2,000,000	2,325,000
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	2,000,000	2,115,000
		13,387,173
Consumer cyclicals (1.4%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	1,000,000	1,057,500
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018	2,000,000	2,080,000
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡	1,250,000	1,260,938
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	815,000	841,488
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	1,774,000	1,924,790
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	767,000	801,515
Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s, 2017 (Netherlands)	1,815,000	2,005,575
Standard Pacific Corp. company guaranty sr. unsec. notes 8 3/8s, 2018	1,000,000	1,145,000
		11,116,806
Consumer staples (0.5%)
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	2,198,000	2,280,425
Hertz Corp. (The) company guaranty sr. unsec. notes 4 1/4s, 2018	1,298,000	1,310,980
		3,591,405

28     Floating Rate Income Fund

CORPORATE BONDS AND NOTES (9.3%)* cont.	Principal amount	Value
Energy (0.7%)
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	$1,106,000	$992,635
Chesapeake Energy Corp. company guaranty sr. unsec. FRN notes 3.503s, 2019	2,000,000	1,965,000
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2019	2,000,000	1,750,000
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	1,270,000	1,016,000
		5,723,635
Financials (1.1%)
iStar Financial, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2018 R	2,000,000	2,005,000
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	3,000,000	3,228,750
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2018	1,790,000	1,776,575
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	1,500,000	1,207,500
		8,217,825
Health care (0.6%)
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡	1,128,000	1,154,649
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	2,000,000	2,185,000
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	1,500,000	1,593,750
		4,933,399
Technology (0.8%)
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	2,000,000	2,020,000
First Data Corp. company guaranty sr. unsec. notes 11 1/4s, 2021	1,200,000	1,371,000
SunGard Data Systems, Inc. company guaranty sr. unsec. notes 7 3/8s, 2018	1,000,000	1,041,250
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	1,365,000	1,419,600
		5,851,850
Transportation (0.2%)
CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020 (Canada)	1,278,000	1,198,125
		1,198,125
Utilities and power (0.9%)
AES Corp./Virginia (The) sr. unsec. FRN notes 3.234s, 2019	3,000,000	2,955,000
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	1,750,000	1,966,551
NRG Energy, Inc. company guaranty sr. unsec. notes 7 5/8s, 2018	1,500,000	1,665,000
		6,586,551
Total corporate bonds and notes (cost $73,138,137)		$71,279,745

PREFERRED STOCKS (0.1%)*	Shares	Value
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	39,050	$865,348
Total preferred stocks (cost $875,910)		$865,348

Floating Rate Income Fund     29

COMMON STOCKS (—%)*	Shares	Value
Tribune Co. Class 1C F	591,290	$147,822
Total common stocks (cost $—)		$147,822

SHORT-TERM INVESTMENTS (1.9%)*	Shares	Value
Putnam Short Term Investment Fund 0.10% L	14,658,513	$14,658,513
SSgA Prime Money Market Fund Class N 0.02% P	110,000	110,000
Total short-term investments (cost $14,768,513)		$14,768,513

TOTAL INVESTMENTS
Total investments (cost $777,690,359)	$762,561,114

Key to holding’s abbreviations
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2014 through February 28, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $764,282,867.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F	This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
At the close of the reporting period, the fund maintained liquid assets totaling $72,465 to cover certain derivative contracts.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30     Floating Rate Income Fund

FORWARD CURRENCY CONTRACTS at 2/28/15 (aggregate face value $8,265,969)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
	Canadian Dollar	Buy	4/15/15	$24,143	$25,210	$(1,067)
Deutsche Bank AG
	Euro	Buy	3/18/15	1,115,882	1,189,612	(73,730)
HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/15/15	386,766	409,644	22,878
JPMorgan Chase Bank N.A.
	Canadian Dollar	Buy	4/15/15	14,630	14,523	107
	Canadian Dollar	Sell	4/15/15	764,658	810,295	45,637
	Euro	Buy	3/18/15	1,119,240	1,241,202	(121,962)
	Euro	Sell	3/18/15	2,238,480	2,466,344	227,864
UBS AG
	Canadian Dollar	Sell	4/15/15	1,992,591	2,109,139	116,548
Total						$216,275

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$—	$—	$147,822
Total common stocks	—	—	147,822
Corporate bonds and notes	—	71,279,745	—
Preferred stocks	865,348	—	—
Senior loans	—	675,499,686	—
Short-term investments	14,768,513	—	—
Totals by level	$15,633,861	$746,779,431	$147,822

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$216,275	$—
Totals by level	$—	$216,275	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund     31

Statement of assets and liabilities 2/28/15
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $763,031,846)	$747,902,601
Affiliated issuers (identified cost $14,658,513) (Notes 1 and 5)	14,658,513
Cash	914,708
Interest and other receivables	5,031,918
Receivable for shares of the fund sold	1,349,550
Receivable for investments sold	12,333,975
Unrealized appreciation on forward currency contracts (Note 1)	413,034
Prepaid assets	29,155
Total assets	782,633,454
LIABILITIES
Payable for investments purchased	12,388,234
Payable for shares of the fund repurchased	3,855,832
Payable for compensation of Manager (Note 2)	327,717
Payable for custodian fees (Note 2)	8,841
Payable for investor servicing fees (Note 2)	167,939
Payable for Trustee compensation and expenses (Note 2)	101,553
Payable for administrative services (Note 2)	2,680
Payable for distribution fees (Note 2)	217,315
Distributions payable to shareholders	821,392
Unrealized depreciation on forward currency contracts (Note 1)	196,759
Collateral on certain derivative contracts, at value (Note 1)	110,000
Other accrued expenses	152,325
Total liabilities	18,350,587
Net assets	$764,282,867

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$844,959,014
Distributions in excess of net investment income (Note 1)	(602,086)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(65,160,232)
Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(14,913,829)
Total — Representing net assets applicable to capital shares outstanding	$764,282,867
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

32     Floating Rate Income Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($310,047,759 divided by 35,277,955 shares)	$8.79
	Offering price per class A share (100/99.00 of $8.79)*	$8.88
	Net asset value and offering price per class B share ($16,534,162 divided by 1,882,387 shares)**	$8.78
	Net asset value and offering price per class C share ($108,399,105 divided by 12,342,722 shares)**	$8.78
	Net asset value and redemption price per class M share ($4,707,458 divided by 535,767 shares)	$8.79
	Offering price per class M share (100/99.25 of $8.79)*	$8.86
	Net asset value, offering price and redemption price per class R share ($658,317 divided by 74,951 shares)	$8.78
	Net asset value, offering price and redemption price per class Y share ($323,936,066 divided by 36,824,813 shares)	$8.80
*	On single retail sales of less than $500,000.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund     33

Statement of operations Year ended 2/28/15
INVESTMENT INCOME
Interest (net of foreign tax of $111) (including interest income of $20,175 from investments in affiliated issuers) (Note 5)	$42,491,108
Dividends	61,231
Total investment income	42,552,339
EXPENSES
Compensation of Manager (Note 2)	4,985,081
Investor servicing fees (Note 2)	1,143,205
Custodian fees (Note 2)	33,348
Trustee compensation and expenses (Note 2)	36,411
Distribution fees (Note 2)	2,263,921
Administrative services (Note 2)	21,407
Other	352,136
Total expenses	8,835,509
Expense reduction (Note 2)	(1,810)
Net expenses	8,833,699
Net investment income	33,718,640

Net realized gain on investments (Notes 1 and 3)	424,631
Net realized gain on foreign currency transactions (Note 1)	458,874
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	82,714
Net unrealized depreciation of investments during the year	(23,176,394)
Net loss on investments	(22,210,175)
Net increase in net assets resulting from operations	$11,508,465

The accompanying notes are an integral part of these financial statements.

34     Floating Rate Income Fund

Statement of changes in net assets
INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/15	Year ended 2/28/14
Operations:
Net investment income	$33,718,640	$33,292,116
Net realized gain on investments and foreign currency transactions	883,505	2,675,679
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(23,093,680)	3,342,699
Net increase in net assets resulting from operations	11,508,465	39,310,494
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(14,454,588)	(14,508,587)
Class B	(649,643)	(606,571)
Class C	(3,668,340)	(3,544,573)
Class M	(192,874)	(229,875)
Class R	(21,121)	(17,689)
Class Y	(14,676,429)	(14,387,246)
Redemption fees (Note 1)	—	6,743
Increase (decrease) from capital share transactions (Note 4)	(211,789,014)	322,029,560
Total increase (decrease) in net assets	(233,943,544)	328,052,256
NET ASSETS
Beginning of year	998,226,411	670,174,155
End of year (including distributions in excess of net investment income of $602,086 and $879,960, respectively)	$764,282,867	$998,226,411

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund     35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From return of capital	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
February 28, 2015	$9.00	.34	(.21)	.13	(.34)	—	(.34)	—	$8.79	1.46	$310,048.99		3.78	79
February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	127
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.42	293,610	1.03	4.81	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[d]	(.42)	—[d]	8.75	2.91	217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—[d]	8.93	8.78	277,909	1.04	4.86	79
Class B
February 28, 2015	$9.00	.32	(.22)	.10	(.32)	—	(.32)	—	$8.78	1.14	$16,534	1.19	3.59	79
February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	127
February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[d]	8.94	7.21	11,837	1.23	4.61	90
February 29, 2012	8.93	.40	(.17)	.23	(.41)	—[d]	(.41)	—[d]	8.75	2.76	9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—[d]	8.93	8.57	10,495	1.27	4.60	79
Class C
February 28, 2015	$9.00	.27	(.22)	.05	(.27)	—	(.27)	—	$8.78	.58	$108,399	1.74	3.04	79
February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	127
February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[d]	8.93	6.51	91,013	1.78	4.06	90
February 29, 2012	8.93	.35	(.17)	.18	(.36)	—[d]	(.36)	—[d]	8.75	2.15	81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—[d]	8.93	8.11	85,500	1.79	4.10	79
Class M
February 28, 2015	$9.00	.33	(.21)	.12	(.33)	—	(.33)	—	$8.79	1.41	$4,707	1.04	3.74	79
February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	127
February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.37	5,592	1.08	4.78	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	—[d]	(.42)	—[d]	8.75	2.88	4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—[d]	8.93	8.69	7,329	1.10	4.81	79
Class R
February 28, 2015	$9.00	.31	(.21)	.10	(.32)	—	(.32)	—	$8.78	1.09	$658	1.24	3.55	79
February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	127
February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[d]	8.94	7.16	468	1.28	4.56	90
February 29, 2012	8.93	.39	(.17)	.22	(.40)	—[d]	(.40)	—[d]	8.75	2.66	509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—[d]	8.93	8.50	426	1.29	4.62	79
Class Y
February 28, 2015	$9.01	.36	(.21)	.15	(.36)	—	(.36)	—	$8.80	1.71	$323,936.74		4.04	79
February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	127
February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[d]	8.95	7.69	267,654.78		5.06	90
February 29, 2012	8.94	.44	(.18)	.26	(.44)	—[d]	(.44)	—[d]	8.76	3.19	126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—[d]	8.94	9.16	115,760.79		5.09	79

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	Floating Rate Income Fund	Floating Rate Income Fund	37

Notes to financial statements 2/28/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2014 through February 28, 2015.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 30 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

38     Floating Rate Income Fund

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Floating Rate Income Fund     39

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $114,175 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $74,797 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

40     Floating Rate Income Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2015, the fund had a capital loss carryover of $63,153,417 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$20,957,967	N/A	$20,957,967	February 28, 2017
42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,531,927 of certain losses recognized during the period from November 1, 2014 to February 28, 2015 to its fiscal year ending February 29, 2016.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals and dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $222,229 to decrease distributions in excess of net investment income, $428,371 to increase paid-in-capital and $650,600 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$2,448,531
Unrealized depreciation	(18,052,664)
Net unrealized depreciation	(15,604,133)
Undistributed ordinary income	435,581
Capital loss carryforward	(63,153,417)
Post-October capital loss deferral	(1,531,927)
Cost for federal income tax purposes	$778,165,247

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Floating Rate Income Fund     41

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution accounts (“retail accounts”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$491,329
Class B	23,198
Class C	154,701
Class M	6,624
Class R	764
Class Y	466,589
Total	$1,143,205

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,810 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $443, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

42     Floating Rate Income Fund

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$957,867
Class B	81,387
Class C	1,206,216
Class M	15,479
Class R	2,972
Total	$2,263,921

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $244 and $202 from the sale of class A and class M shares, respectively, and received $2,610 and $5,581 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $342 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$685,225,180	$882,994,613
U.S. government securities (Long-term)	—	—
Total	$685,225,180	$882,994,613

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/15		Year ended 2/28/14
Class A	Shares	Amount	Shares	Amount
Shares sold	12,309,837	$109,577,005	29,685,772	$266,273,132
Shares issued in connection with reinvestment of distributions	1,462,923	13,000,622	1,414,836	12,693,068
	13,772,760	122,577,627	31,100,608	278,966,200
Shares repurchased	(27,779,010)	(246,720,676)	(14,661,899)	(131,523,831)
Net increase (decrease)	(14,006,250)	$(124,143,049)	16,438,709	$147,442,369

Floating Rate Income Fund     43

	Year ended 2/28/15		Year ended 2/28/14
Class B	Shares	Amount	Shares	Amount
Shares sold	249,611	$2,217,812	1,269,377	$11,367,266
Shares issued in connection with reinvestment of distributions	65,275	579,416	60,023	538,289
	314,886	2,797,228	1,329,400	11,905,555
Shares repurchased	(604,759)	(5,367,369)	(481,935)	(4,323,648)
Net increase (decrease)	(289,873)	$(2,570,141)	847,465	$7,581,907

	Year ended 2/28/15		Year ended 2/28/14
Class C	Shares	Amount	Shares	Amount
Shares sold	2,116,034	$18,863,725	6,171,837	$55,307,043
Shares issued in connection with reinvestment of distributions	364,955	3,238,359	346,658	3,107,829
	2,480,989	22,102,084	6,518,495	58,414,872
Shares repurchased	(4,183,293)	(37,059,561)	(2,662,027)	(23,878,874)
Net increase (decrease)	(1,702,304)	$(14,957,477)	3,856,468	$34,535,998

	Year ended 2/28/15		Year ended 2/28/14
Class M	Shares	Amount	Shares	Amount
Shares sold	85,462	$762,989	231,752	$2,078,902
Shares issued in connection with reinvestment of distributions	20,682	183,667	24,593	220,591
	106,144	946,656	256,345	2,299,493
Shares repurchased	(197,727)	(1,760,904)	(254,680)	(2,286,507)
Net increase (decrease)	(91,583)	$(814,248)	1,665	$12,986

	Year ended 2/28/15		Year ended 2/28/14
Class R	Shares	Amount	Shares	Amount
Shares sold	20,575	$181,709	34,373	$308,984
Shares issued in connection with reinvestment of distributions	2,382	21,121	1,963	17,614
	22,957	202,830	36,336	326,598
Shares repurchased	(18,560)	(166,285)	(18,187)	(163,304)
Net increase	4,397	$36,545	18,149	$163,294

	Year ended 2/28/15		Year ended 2/28/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	18,014,929	$160,305,854	29,907,129	$268,541,531
Shares issued in connection with reinvestment of distributions	670,595	5,961,499	597,835	5,369,111
	18,685,524	166,267,353	30,504,964	273,910,642
Shares repurchased	(26,519,117)	(235,607,997)	(15,765,613)	(141,617,636)
Net increase (decrease)	(7,833,593)	$(69,340,644)	14,739,351	$132,293,006

44     Floating Rate Income Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$49,886,929	$402,101,828	$437,330,244	$20,175	$14,658,513
Totals	$49,886,929	$402,101,828	$437,330,244	$20,175	$14,658,513

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$5,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Foreign exchange contracts	Receivables	$413,034	Payables	$196,759
Total		$413,034		$196,759

Floating Rate Income Fund     45

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$462,773	$462,773
Total	$462,773	$462,773

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Forward currency contracts	Total
Foreign exchange contracts	$83,485	$83,485
Total	$83,485	$83,485

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	UBS AG	Total
Assets:
Forward currency contracts#	$—	$—	$22,878	$273,608	$116,548	$413,034
Total Assets	$—	$—	$22,878	$273,608	$116,548	$413,034
Liabilities:
Forward currency contracts#	1,067	73,730	—	121,962	—	196,759
Total Liabilities	$1,067	$73,730	$—	$121,962	$—	$196,759
Total Financial and Derivative Net Assets	$(1,067)	$(73,730)	$22,878	$151,646	$116,548	$216,275
Total collateral received (pledged)†##	$—	$—	$—	$110,000	$114,175
Net amount	$(1,067)	$(73,730)	$22,878	$41,646	$2,373

†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46     Floating Rate Income Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $3,734,581 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2016 will show the tax status of all distributions paid to your account in calendar 2015.

Floating Rate Income Fund     47

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

48     Floating Rate Income Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2015, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Floating Rate Income Fund     49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

50     Floating Rate Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

Floating Rate Income Fund     51

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52     Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered
Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN096
293343 4/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2015	$88,327	$ —	$7,220	$ —
February 28, 2014	$85,255	$ —	$7,075	$ —

For the fiscal years ended February 28, 2015 and February 28, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $7,220 and $7,075 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2015	$ —	$ —	$ —	$ —

February 28, 2014	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2015